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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 17, 2002




                             SPECTRALINK CORPORATION
               (Exact name of registrant as specified in charter)

                                    Delaware
         (State or other jurisdiction of incorporation or organization)


0-28180                                                           84-1141188
Commission file number                                            (IRS Employer
                                                                  Identification
                                                                  Number)

5755 Central Avenue, Boulder, Colorado                            80301-2848
(Address of principal executive office)                           (Zip code)

                                  303-440-5330
                           (Issuer's telephone number)

                                 Not Applicable
         (Former name, former address and former fiscal year, if changed from last report)



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

     (a) Financial Statements of Businesses Acquired:

     Not required.

     (b) Pro Forma Financial Information:

     Not required.

     (c) Exhibits:

     None.


ITEM 9. REGULATION FD DISCLOSURE

The purpose of this Form 8-K is to update calendar year 2002 revenue and earnings projections for SpectraLink Corporation.

Slow economic conditions throughout the U.S. continue to affect SpectraLink and have caused an uncertain forecast for the remainder of 2002. While there is always uncertainty in the forecasting process, it is more pronounced because a significant part of our forecast for the second half of 2002 includes a pipeline with maturing, fairly large potential orders, the success of which is very difficult to predict. If these large orders mature as projected, SpectraLink should achieve solid sequential revenue growth in the second half of 2002 as well as year-over-year growth for the calendar year, resulting in 2002 revenue in the range of $62 to $64 million.

Our uncertainty in the amount of revenue growth directly impacts our earnings forecast for 2002. If 2002 revenue is at the low end of our projected range, we would expect earnings to be 10% to 20% less than the annual earnings in 2001.


SAFE HARBOR PROVISION

This filing contains forward-looking statements regarding future events based on current expectations. These forward-looking statements and other statements, such as statements regarding the future financial performance of SpectraLink, are subject to risks and uncertainties. SpectraLink Corporation wishes to caution you that there are some factors that could cause actual results to differ materially from the results indicated by such statements. These factors include, but are not limited to: large sales orders may not be successfully completed as forecast; the failure of the market for on-premises wireless telephone systems to grow or to grow as quickly as SpectraLink



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anticipates; the intensely competitive nature of the wireless communications industry, and a customer preference to buy all telephone communications systems from a single source provider that manufactures and sells PBX or key/hybrid systems; SpectraLink's and its resellers' ability to develop and execute effective marketing and sales strategies; SpectraLink's reliance on sole or limited sources of supply for many components and equipment used in its manufacturing process; the risk of business interruption arising from SpectraLink's dependence on a single manufacturing facility; SpectraLink's ability to manage potential expansion of operations in the U.S. and internationally; SpectraLink's ability to respond to rapid technological changes within the on-premises wireless telephone industry; SpectraLink's ability to attract and retain personnel, including key technical and management personnel; changes in general economic conditions that may reduce demand for SpectraLink's products; changes in rules and regulations of the FCC; SpectraLink's ability to protect its intellectual property rights; changes in economic and business conditions affecting SpectraLink's customers; and SpectraLink's reliance on its
802.11 technology partners to continue to provide the wireless local area network for SpectraLink's NetLink product, and to provide access points which support SpectraLink Voice Priority. Prospective investors are cautioned not to place undue reliance on such forward-looking statements. Further, SpectraLink expressly disclaims any obligation to update or revise any forward-looking statements contained herein to reflect future events or developments after the date hereof. We refer you to the documents SpectraLink files from time to time with the Securities and Exchange Commission, specifically the section titled Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2001, the section titled Forward-Looking Statement Factors in our Form 10-Q for quarterly period ended March 31, 2002, and other reports and filings made with the Securities and Exchange Commission.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                 SPECTRALINK CORPORATION


Date: July 17, 2002                                   By: /s/ Nancy K. Hamilton
                                                      Nancy K. Hamilton,
                                                      Principal Financial and
                                                      Accounting Officer and on
                                                      behalf of the Registrant



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